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                                                                   EXHIBIT 10.21

November 19, 1999


Steven Rideout
Integrated Energy Services
P.O. Box 14008
Research Triangle Park, North Carolina 27709

Dear Steven:

Pursuant to our recent discussions and to further document our intent concerning the future subleasing of Building 3 by Paradigm Genetics ("Paradigm") from integrated Energy Services ("Integrated"), we would propose the following:

WHEREAS, Paradigm presently subleases a portion of Building 3 at Research Triangle Center, Research Triangle Park, North Carolina from Integrated.

WHEREAS, such sublease is scheduled to expire on November 15, 1999 and

WHEREAS, Paradigm wishes to continue to occupy its portion of Building 3 and to additionally occupy the remainder of Building 3 currently occupied by Integrated after November 15, 1999,

THE PARTIES HEREBY AGREE TO THE FOLLOWING:

1. Beginning on December 15, 1999, Paradigm shall have the right to occupy all of Building

2. Paradigm shall pay One Hundred percent (100%) of the rent in the amount of Five Thousand Three Hundred and Seventeen Dollars and 37 Cents ($5,317.37) for Building 3 for the remaining period of the Underlying Lease, such period to be precisely determined prior to December 15, 1999, but in no case shall be earlier than March 31, 2000.

3. As additional compensation, Paradigm shall make a one time, lump sum payment to Integrated in the amount of Forth Thousand Dollars ($0,000) to assist Integrated in finding the relocating to other facilities.

4. Paradigm and Integrated shall undertake negotiations to complete and agreement to implement the terms of this understanding prior to December 15, 1999.

If these terms are agreeable to you, please indicate your acceptance by signing below and retaining one copy of this document to me.

Sincerely yours,


Athanasios Maroglou
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ACKNOWLEDGED AND ACCEPTED BY        ACKNOWLEDGED AND ACCEPTED BY
Paradigm Genetics:                  Integrated Energy Services:

/s/ John Ryals                      /s/ Steven M. Rideout
-----------------------             -----------------------
Signature                           Signature

John Ryals                          Steven M. Rideout
-----------------------             -----------------------
Printed Name                        Printed Name

CEO                                 Managing Director
-----------------------             -----------------------
Title                               Title

19 Nov 1999                         11/23/99
-----------------------             -----------------------
Date                                Date

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                              ASSIGNMENT OF LEASE

     THIS ASSIGNMENT OF LEASE is made as of the 15th of December, 1999 by and between INTEGRATED ENERGY SERVICES, LLC ("Assignor") and PARADIGM GENETICS, INC. ("Assignee").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, Assignor, as Tenant, entered into a Lease Agreement dated May
1, 1998 ("Lease") with TRIANGLE SERVICE CENTER, INC. ("Landlord") for Building No. 3 containing approximately 4,870.87 rentable square feet located in the Park Research Center, Research Triangle Park, Durham County, North Carolina ("Premises"); and

     WHEREAS, Assignor has agreed to assign to Assignee all of its rights, duties and obligations under the Lease and Assignee has agreed to assume all of the rights, obligations and duties of Assignor under the Lease.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. Assignor does hereby assign to Assignee all of its rights, obligations and interest in the Lease effective as of December 15, 1999. Assignee does hereby assume all rights, obligations and interest of Assignor in the Lease effective as of December 15, 1999.

     2. Assignor shall be liable for any amounts owed under the Lease or any default under the Lease occurring prior to December 15, 1999, except for the payment of rent for the month of December, 1999. Assignee shall be responsible for the payment of all amounts owed subsequent to December 15, 1999. and for all obligations, duties and liabilities as Tenant under the Lease from and after December 15, 1999. Assignee shall pay all rent due for the month of December, 1999.

     3. Assignee agrees to pay to Assignor, simultaneously with the execution of this Agreement, the sum of Five Thousand Three Hundred Seventeen and 37/100 Dollars ($5,317.37) representing the amount of security deposit held by Landlord under the Lease. Assignor does hereby transfer and assign to Assignee all rights to said security deposit as held by said Landlord under the Lease.

     4. Assignor does hereby confirm that the commencement date of the Lease was May 1, 1998 and the expiration date of the Lease will be April 30, 2000.

     5. Assignee agrees to provide to Landlord, prior to December 15, 1999, evidence of all insurance required of the Tenant pursuant to the Lease.

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IN WITNESS WHEREOF, Assignor has caused this instrument to be executed by its duly authorized Manager and Assignee has caused this instrument to be executed by its duly authorized corporate officer, all as of the day and year first above written.

                                   INTEGRATED ENERGY SERVICES, LLC



                                   By: /s/ Steven M. Rideout
                                      -------------------------------
                                      Steven M. Rideout, Managing Director



                                   PARADIGM GENETICS, INC.



                                   By: /s/ John Ryals
                                      --------------------------------

                                                          President
                                      --------------------

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